                                                                    Exhibit 99.6
                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      M4 ENVIRONMENTAL, LP                         CASE NO.:  97-21389-CJK
             DEBTOR                                     JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11



MONTHLY OPERATING REPORT FOR MONTH ENDING:                              12/31/97
                                                                        --------



COMES NOW, M4 ENVIRONMENTAL, LP, Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 12/3/97 and ending 12/31/97 as shown by the report and exhibits consisting of 9 pages and containing the following, as indicated:

           X      Monthly Reporting Questionnaire (Attachment 1)
       ---------

           X      Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       ---------

           X      Summary of Accounts Receivable (Form OPR-3)
       ---------

           X      Schedule of Post-Petition Liabilities (Form OPR-4)
       ---------

           X      Income Statement (Form OPR-5)
       ---------

           X      Statement of Sources and Uses of Cash (Form OPR-6)
       ---------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:   1/29/98         DEBTOR-IN-POSSESSION
      -----------
                        By:            /s/ F. Gordon Bitter
                                       -----------------------------------------
                        Name & Title:  F. Gordon Bitter, Vice President
                                       M4 Environmental Management, Inc.
                                       as General Partner of M4 Environmental LP
                                       400-2 Totten Pond Road
                                       Waltham, MA 02109
                                       Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      M4 ENVIRONMENTAL, LP                         CASE NO.:  97-21389-CJK
            DEBTOR                                        JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


             NOTE TO THE MONTHLY OPERATING REPORT:


             The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

                           COMPARATIVE BALANCE SHEETS                FORM OPR-1


Case Name:     M4 ENVIRONMENTAL, LP
Case Number:   97-21389-CJK


                                                          MONTH ENDED: 12/31/97

                                                   FILING        MONTH       MONTH     MONTH    MONTH    MONTH     MONTH    MONTH
                                                    DATE         ENDED       ENDED     ENDED    ENDED    ENDED     ENDED    ENDED
                                                   12/3/97      12/31/97
                                               -------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                  53,265
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:  allowance for doubtful accounts
Accounts Receivable-Other                          2,294,613    2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Investment in CW LLC                  1,497,718    1,497,718
             Long Term Notes Receivable from
                  Lockheed Martin                 19,000,000   19,000,000



                                               -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              22,845,596   22,792,331          0         0        0         0        0         0
                                               -------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST            10,653,977   10,653,977
Less:  Accumulated Depreciation                     (580,281)    (710,532)  (130,251)

                                               -------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 10,073,696    9,943,445   (130,251)        0        0         0        0         0
                                               -------------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                     2,414,005    2,414,005                                       0
             Less:  Accumulated Amortization        (102,512)    (120,443)   (17,931)

                                               -------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 2,311,493    2,293,562    (17,931)        0        0         0        0         0
                                               -------------------------------------------------------------------------------------

TOTAL ASSETS                                      35,230,785   35,029,338   (148,182)        0        0         0        0         0
                                               =====================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK


                                                           MONTH ENDED: 12/31/97

                                                          FILING           MONTH       MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                                           DATE            ENDED       ENDED  ENDED  ENDED  ENDED  ENDED  ENDED
                                                         12/3/97         12/31/97
                                                      ------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations                          (25,762)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                     34,057

                                                      ------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                    0          8,295      0      0      0      0      0      0

PRE PETITION INTERCOMPANY LIABILITIES                     35,906,310     35,906,310
TOTAL OTHER PRE PETITION LIABILITIES                      40,969,552     40,907,477
                                                      ------------------------------------------------------------------------

TOTAL LIABILITIES                                         76,875,862     76,822,082      0      0      0      0      0      0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
             Through Filing Date                         (41,645,077)   (41,645,077)
             Post Filing Date                                              (147,667)

                                                      ------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                     (41,645,077)   (41,792,744)     0      0      0      0      0      0
                                                      ------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                35,230,785     35,029,338      0      0      0      0      0      0
                                                      ========================================================================

                                                          35,230,785     35,029,338

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3



Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK

                                                           MONTH ENDED: 12/31/97

                                                                    0-30         31-60         61-90         OVER
                                                      TOTAL         DAYS          DAYS         DAYS         90 DAYS

                                                     --------------------------------------------------------------
DATE OF FILING:   12/3/97                                 0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:            12/31/97                                0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:                                                    0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:                                                    0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:                                                    0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:                                                    0
                  Allowance for doubtful accounts         0
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

MONTH:
                  Allowance for doubtful accounts
                                                     ==============================================================
                                                          0             0            0             0             0
                                                     ==============================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4




Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK



                                                           MONTH ENDED: 12/31/97

                                                                       DATE         DATE        TOTAL  0-30  31-60  61-90   OVER
                                                                     INCURRED        DUE         DUE   DAYS  DAYS   DAYS   90 DAYS
                                                                 -----------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                                NONE
            FICA-Employer's Share                                                               NONE
            FICA-Employee's Share                                                               NONE
            Unemployment Tax                                                                    NONE
            State Sales & Use Tax                                                               NONE
            State __________ Tax                                                                NONE
            Personal Property Tax                                                               NONE

                                                                                              ------------------------------------
TOTAL TAXES PAYABLE                                                                                0      0     0      0        0
-------------------
                                                                                              ------------------------------------

POST PETITION SECURED DEBT
--------------------------


ACCRUED INTEREST PAYABLE


                                                                                              ------------------------------------
TOTAL POST PETITION SECURED DEBT                                                                   0      0     0      0        0
--------------------------------
                                                                                              ------------------------------------


POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules) Unsecured debt-Bank processed automatic funds transfer debit
                  to pay bond interest on December 1 against insufficient funds balance.
                 This created an overdraft of  $8,294 and an unsecured debt obligation
                 to the bank.                                                                  8,294
            Accrued expenses-Deferred Decontamination
                 & Decommissioning Expenses                                                   25,763

                                                                                              ------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                          34,057      0     0      0        0
                                                                                              ------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                           34,057      0     0      0        0
                                                                                              ====================================

                                INCOME STATEMENT                      FORM OPR-5



Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK


                                                           MONTH ENDED: 12/31/97

                                                 PRE         POST      MONTH      MONTH    MONTH    MONTH      MONTH   MONTH   MONTH
                                              PETITION     PETITION    ENDED      ENDED    ENDED    ENDED      ENDED   ENDED   ENDED
                                               12/3/97     12/31/97
                                              --------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                              --------------------------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                              --------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                0           0          0      0        0        0          0       0      0
                                              --------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES            0           0          0      0        0        0          0       0      0
                                              --------------------------------------------------------------------------------------

INTEREST EXPENSE                                                 (515)
DEPRECIATION AND AMORTIZATION                                 148,182
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                              --------------------------------------------------------------------------------------

NET INCOME (LOSS)                                       0    (147,667)         0      0        0        0          0       0      0
                                              ======================================================================================

                                                             (147,667)

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6

Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK

                                                           MONTH ENDED: 12/31/97

                                                                                                TOTAL
                                                                     PRE          POST          MONTH          MONTH     MONTH
                                                                  PETITION      PETITION        ENDED          ENDED     ENDED
                                                                  12/1-12/2    12/3-12/31      12/31/97
                                                                 ------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                             (147,667)      (147,667)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                          148,182        148,182
            Decrease (Increase)-Accounts Receivable                                    0              0
            Decrease (Increase)-Inventories                                            0              0
            Decrease (Increase)-Prepaid Expenses                                       0              0
            Decrease (Increase)-Other Assets                                           0              0
            Increase (Decrease)-Pre Petition Liabilities                         (62,075)       (62,075)
            Increase (Decrease)-Post Petition Liabilities                          8,295          8,295

                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                          0      (53,265)       (53,265)           0        0
                                                                 -----------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                       0              0
            Sale of Net Fixed Assets
                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                          0            0              0            0        0
                                                                 -----------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                      0              0
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                          0            0              0            0        0
                                                                 -----------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      0      (53,265)       (53,265)           0        0

Cash and Cash Equivalents at Beginning of Period                                  53,265         53,265            0        0
                                                                 -----------------------------------------------------------------


Cash and Cash Equivalents at End of Period                                0            0              0            0        0
                                                                 =================================================================


                                                                      MONTH         MONTH         MONTH
                                                                      ENDED         ENDED         ENDED

                                                                 ---------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization
            Decrease (Increase)-Accounts Receivable
            Decrease (Increase)-Inventories
            Decrease (Increase)-Prepaid Expenses
            Decrease (Increase)-Other Assets
            Increase (Decrease)-Pre Petition Liabilities
            Increase (Decrease)-Post Petition Liabilities

                                                                 --------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         0             0              0
                                                                 --------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures
            Sale of Net Fixed Assets
                                                                 --------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                         0             0              0
                                                                 --------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                                 --------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0             0              0
                                                                 --------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0             0              0

Cash and Cash Equivalents at Beginning of Period                         0             0              0
                                                                 --------------------------------------


Cash and Cash Equivalents at End of Period                               0             0              0
                                                                 ======================================

                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK

                                                          MONTH ENDED: 12/31/97


                                                                         PAGE 1


1. PAYROLL

      State the amount of all executive wages paid and taxes withheld and paid.

      NAME AND TITLE OF              DATE           WAGES PAID              TAXES WITHHELD
      EXECUTIVE                      PAID      GROSS          NET          DUE           PAID
      --------------------------     --------------------------------------------------------
      NONE



                                               ----------------------------------------------

      TOTAL EXECUTIVE PAYROLL                       0           0            0              0
                                               ==============================================

2. INSURANCE

      Is Workers' Compensation and other insurance in effect?               Yes
                                                                          ------
      Are payments current?                                                 Yes
                                                                          ------
      If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                     DATE
                                       COVERAGE   POLICY   EXPIRATION  PREMIUM     COVERAGE
TYPE               CARRIER NAME         AMOUNT    NUMBER      DATE      AMOUNT    PAID THRU
-----------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:        M4 ENVIRONMENTAL, LP
Case Number:      97-21389-CJK
                                                                          Page 2

3.  BANK ACCOUNTS

                                                                                               M4 LP
                                                                                             OPERATING                   TOTAL
                                           -----------------------------------------------------------------------------------------
BANK NAME                                                                                     SUNTRUST

ACCOUNT NUMBER                                                                              0005618983


BEGINNING BOOK BALANCE                                                                          53,265                   53,265

PLUS:        Deposits-Collections of A/R
             Other Receipts
             Loan Advances

LESS:        Disbursements                                                                     (61,559)                 (61,559)
             Payroll
             Returned Checks
             Loan Repayments

OTHER:       Adjustments
             Transfers In (Out)

                                           -----------------------------------------------------------------------------------------

ENDING BOOK BALANCE                                0          0           0          0          (8,294)          0       (8,294)
                                           =========================================================================================

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

      List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

             Payments To/On                                         Amount           Date         Check #
             --------------------------                             --------------------------------------
             PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):




                                                                       NONE



                                                                    ==========
                                                                             0
                                                                    ==========

             PRE-PETITION DEBTS

             Monthly bond interest deducted by automatic funds          61,559
                  transfer on December 1 (pre-petition), but not
                  recorded in company's books until post-petition
                  accounting period.

                                                                    ==========
             TOTAL PAYMENTS OF PRE-PETITION DEBTS                       61,559
                                                                    ==========

                         INSURANCE EXPIRATION STATEMENT

I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

January 28, 1998






                                   Molten Metal Technology, Inc.


                                   By:   /s/ F. Gordon Bitter
                                      ----------------------------------------
                                         F. Gordon Bitter
                                         Chief Executive Officer

                                   MMT of Tennessee, Inc.


                                   By:   /s/ F. Gordon Bitter
                                      ----------------------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   M4 Environmental, L.P..


                                   By:   M4 Environmental Management, Inc.
                                         General Partner


                                   By:   /s/ F. Gordon Bitter
                                      ----------------------------------------
                                         F. Gordon Bitter
                                         Vice President

                                   MMT Federal Holdings, Inc.


                                   By:   /s/ F. Gordon Bitter
                                      ----------------------------------------
                                         F. Gordon Bitter